                                                                    Exhibit 31.2

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

         I, Ronald J. Radcliffe, certify that:

         1.   I have reviewed this annual report on Form 10-K of Empire Resorts,
              Inc.;

         2.   Based on my  knowledge,  this  report  does not contain any untrue statement  of a  material  fact or omit to state a  material  fact
              necessary  to  make  the   statements   made,   in  light  of  the
              circumstances   under  which  such   statements   were  made,  not
              misleading with respect to the period covered by this report;

         3.   Based  on  my  knowledge,  the  financial  statements,  and  other financial  information included in this report,  fairly present in
              all  material  respects  the  financial   condition,   results  of
              operations  and cash flows of the  registrant  as of, and for, the periods presented in this report;

         4.   The registrant's  other  certifying  officer and I are responsible
              for   establishing   and  maintaining   disclosure   controls  and
              procedures  (as  defined  in  Exchange  Act  Rules  13a-15(e)  and
              15d-15(e)) for the registrant and have:

              a)  Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

              b)  Evaluated the  effectiveness  of the  registrant's  disclosure controls  and  procedures  and  presented  in this  report our conclusions about the effectiveness of the disclosure controls and  procedures,  as of the end of the period  covered by this report based on such evaluation; and

              c)  Disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during
                  the   registrant's   most  recent  fiscal   quarter  that  has
                  materially  affected,  or is  reasonably  likely to materially affect,  the  registrant's  internal  control  over  financial reporting; and

         5.   The registrant's  other  certifying  officer and I have disclosed, based on our most  recent  evaluation  of  internal  control  over financial  reporting,  to the registrant's  auditors and the audit committee  of the  registrant's  board of  directors  (or  persons performing the equivalent functions):

              a)  All significant  deficiencies  and material  weaknesses in the
                  design  or  operation  of  internal   control  over  financial
                  reporting which are reasonably  likely to adversely affect the registrant's ability to record, process,  summarize and report financial information; and

c)                Any fraud,  whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in  the registrant's internal control over financial reporting.

         Date:    March 30, 2006                /s/ Ronald J. Radcliffe
                                             ---------------------------
                                                Ronald J. Radcliffe
                                                Chief Financial Officer